                                                                     EXHIBIT 1.1



                          LINCOLN NATIONAL CORPORATION

                              Stock Purchase Units

                           ---------------------------


                           LINCOLN NATIONAL CAPITAL IV

                              Preferred Securities
                 (liquidation amount $25 per preferred security)
        guaranteed to the extent set forth in the Guarantee Agreement by
                          LINCOLN NATIONAL CORPORATION

                             UNDERWRITING AGREEMENT

                                                               August 10, 1998


         Lincoln National Corporation, an Indiana corporation (the "Company"), and Lincoln National Capital IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust" and collectively with the Company, the "Offerors"), shall issue and sell to the firms (such firms constituting the "Underwriters" with respect to the Pricing Agreement attached as Annex I hereto (the "Pricing Agreement") and the securities specified therein) the respective numbers of stock purchase units (referred to as "FELINE PRIDES(sm)") and separate Preferred Securities (the "Separate Preferred Securities") identified in Schedule I to the Pricing Agreement, which Separate Preferred Securities represent undivided beneficial interests in the assets of the Trust, guaranteed by the Company to the extent set forth in the Guarantee Agreement (as defined below and identified in such Pricing Agreement) (the FELINE PRIDES and the separate Preferred Securities being referred to collectively as the "Firm Designated Securities"). The FELINE PRIDES will initially consist of (A) 7,000,000 units (referred to as "Income PRIDES") with a stated amount (the "Stated Amount"), per Income PRIDES, of $25 and (B) 1,000,000 units (referred to as "Growth PRIDES") with a Stated Amount, per Growth PRIDES, of $25. Each Income PRIDES will initially consist of a unit comprised of (a) a stock purchase contract (a "Purchase Contract") under which (i) the holder will purchase from the Company on August 16, 2001 (the "Purchase Contract Settlement Date"), for an amount of cash equal to the Stated Amount, a number of shares of common stock, no par value per share ("Common Stock"), of the Company equal to the Settlement Rate (as defined in the Purchase Contract Agreement (as defined below)), and
(ii) the Company will pay the holder unsecured contract adjustment payments ("Contract Adjustment Payments") at the rate of 1.35% of the Stated Amount per annum, and (b) beneficial ownership of a preferred security representing an undivided beneficial

----------------------
(SM) "FELINE PRIDES(SM)," "Income PRIDES(SM)" and "Growth PRIDES(SM)" are service marks of Merrill Lynch & Co., Inc.

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


interest in the assets of the Trust, guaranteed by the Company to the extent set forth in the Guarantee Agreement (the "Underlying Preferred Securities" and, together with the Separate Preferred Securities, the "Preferred Securities"). Each Growth PRIDES will initially consist of a unit comprised of (a) a Purchase Contract under which (i) the holder will purchase from the Company on the Purchase Contract Settlement Date, for an amount in cash equal to the Stated Amount, the number of shares of Common Stock of the Company equal to the Settlement Rate, and (ii) the Company will pay the holder Contract Adjustment Payments, at the rate of 1.85% of the Stated Amount per annum, and (b) a 1/40 undivided beneficial interest in a zero-coupon U.S. Treasury Security (CUSIP No. 912820BB2) in a principal amount at maturity equal to $1,000 payable on August 15, 2001 (the "Treasury Securities"). If specified in the Pricing Agreement, the Offerors may grant to the Underwriters the right to purchase, at their election, an additional number of Income PRIDES, Growth PRIDES and Separate Preferred Securities specified in such Pricing Agreement as provided in
Section 3 hereof (the "Optional Designated Securities"). The Firm Designated Securities and any Optional Designated Securities are collectively called the "Designated Securities."

         In accordance with the terms of the Purchase Contract Agreement (as defined below), to be dated as of August 14, 1998, between the Company and The First National Bank of Chicago, as Purchase Contract Agent (the "Purchase Contract Agent"), the Underlying Preferred Securities constituting a part of the Income PRIDES, and the Treasury Securities constituting a part of the Growth PRIDES (the "Pledged Treasury Securities" and together with the Underlying Preferred Securities, the "Pledged Securities") will be pledged by the Purchase Contract Agent, on behalf of the holders of the Designated Securities, to The Chase Manhattan Bank, as Collateral Agent (the "Collateral Agent"), pursuant to the Pledge Agreement, to be dated as of August 14, 1998 (the "Pledge Agreement"), among the Company, the Purchase Contract Agent and the Collateral Agent, to secure the holders' obligation to purchase Common Stock under the Purchase Contracts. The rights and obligations of a holder of Income PRIDES in respect of Underlying Preferred Securities, subject to the pledge thereof, and Purchase Contracts will be evidenced by Security Certificates (the "Security Certificates") to be issued pursuant to the Purchase Contract Agreement. The rights and obligations of a holder of Growth PRIDES in respect of Treasury Securities, subject to the pledge thereof, and Purchase Contracts will be evidenced by Security Certificates to be issued pursuant to the Purchase Contract Agreement. The rights and obligations of a holder of Separate Preferred Securities will be evidenced by Security Certificates to be issued pursuant to the Trust Agreement (as defined below).

         The Preferred Securities will be guaranteed by the Company (the "Guarantee") with respect to distributions and payments upon liquidation, redemption and otherwise pursuant to the Guarantee Agreement, dated as of August 14, 1998 (the "Guarantee Agreement"), executed and delivered by the Company and The First National Bank of Chicago (the "Guarantee Trustee"), for the benefit of the holders from time to time of the Preferred Securities, and certain back-up undertakings of the Company. All of the net proceeds from the sale of the Preferred Securities will be combined with the entire net proceeds from the sale by the Trust to the Company of its

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common securities (the "Common Securities" and together with the Preferred
Securities, the "Trust Securities") and will be used by the Trust to purchase $206,186,000 aggregate principal amount of 6.40% Junior Subordinated Deferrable Interest Debentures, Series D, due August 15, 2003 (the "Subordinated Debentures") of the Company. The Trust Securities will be issued pursuant to the amended and restated trust agreement of the Trust (the "Trust Agreement"), dated as of August 14, 1998, among the Company, as depositor, John L. Steinkamp and Janet Chrzan, as administrative trustees (the "Administrative Trustees"), and the First National Bank of Chicago, as the property trustee (the "Property Trustee"), and First Chicago Delaware Inc., as the Delaware trustee (the "Delaware Trustee" and, together with the Property Trustee and the Administrative Trustees, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debentures will be issued pursuant to the Junior Subordinated Indenture, dated as of May 1, 1996 (the "Junior Subordinated Indenture"), between the Company and The First National Bank of Chicago, as Trustee (the "Subordinated Indenture Trustee"), as supplemented by the First Supplemental Indenture, dated August 14, 1998 (the Junior Subordinated Indenture, as so supplemented and amended, being referred to as the "Indenture").

         Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities. This Underwriting Agreement (the "Underwriting Agreement") shall not be construed as an obligation of the Offerors to sell any of the Designated Securities or as an obligation of any of the Underwriters to purchase any of the Designated Securities. The obligation of each of the Offerors to issue and sell any of the Designated Securities and the obligation of any of the Underwriters to purchase any of the Designated Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate number of Firm Designated Securities, the aggregate number of Optional Designated Securities, if any, the initial public offering price of such Firm and Optional Designated Securities or the manner of determining such price, the terms of the Designated Securities, including the terms on which and terms of the securities for which the Designated Securities will be exchangeable, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities and the number of such Designated Securities to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture or Trust Agreement or the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.


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         Pursuant to a remarketing agreement (the "Remarketing Agreement") among the Company, the Trust, the Purchase Contract Agent and a nationally recognized investment banking firm chosen by the Company, the Preferred Securities (and, in certain circumstances, the Subordinated Debentures) may be remarketed, subject to certain terms and conditions set forth in the Pricing Agreement.

         The Company and the Trust have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (nos. 333-49201 and 333-49201-02) and post-effective amendment no. 1 thereto covering the registration of the securities of the Company and the Trust, including the Designated Securities and the Purchase Contracts and the Preferred Securities included in, and shares of Common Stock underlying, the FELINE PRIDES, under the Securities Act of 1933, as amended (the "Act"), including the related preliminary prospectus or prospectuses, and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the Pricing Agreement.

        Such registration statement, as so amended, has been declared effective by the Commission. Such registration statement, as so amended, including the exhibits and schedules thereto, if any, and the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information") is referred to herein as the "Registration Statement"; and the final prospectus and the prospectus supplement relating to the offering of the Designated Securities, in the forms first furnished to the Underwriters by the Company for use in connection with the offering of the Designated Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the execution of the applicable Pricing Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to Section 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then after such filing, all references to the "Registration Statement" shall be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, then all references to the "Prospectus" shall be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the registration statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, that was used after such


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

effectiveness and prior to the execution and delivery of the applicable Pricing Agreement. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus or the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the electronically transmitted copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act, which is incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be.

         The Offerors understand that the Underwriters propose to make a public offering of the Designated Securities as soon as the Underwriters deem advisable after the Pricing Agreement has been executed and delivered.

         SECTION 1. Representations and Warranties. The Offerors, jointly and severally, represent and warrant to, and agree with, each of the Underwriters that:

         a. The Company and the Trust meet the requirements for use of Form S-3 under the Act, and have filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule II to the applicable Pricing Agreement), which has become effective for the registration under the Act of the Designated Securities. At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective, the Registration Statement, any Rule 462 Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the Act and the 1933 Act Regulations and the Trust Indenture Act of 1939, as amended ("Trust Indenture Act") and the rules and regulations of the Commission under the Trust Indenture Act (the "1939 Act Regulations") and did not and will not contain an untrue statement or a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company and the Trust have filed and will file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such Registration Statement relating to the Designated Securities and the plan of distribution thereof and have previously advised the Underwriters of all further



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information (financial and other) with respect to the Company to be set forth therein. Any such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the preliminary prospectus as so supplemented) is hereinafter included in the term "Prospectus" defined above. Any reference herein to the Registration Statement, the preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the date of this Agreement, or the issue date of the preliminary prospectus or Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the preliminary prospectus or Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the preliminary prospectus or Prospectus, as the case may be, deemed to be incorporated therein by reference.

         b. As of the date hereof, when the Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when, prior to the Time of Delivery (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Prospectus is filed with the Commission and at the Time of Delivery, (i) the Registration Statement, as amended as of any such time, and the Prospectus, as amended or supplemented as of any such time, and, in the case of Designated Securities issued pursuant to an Indenture, the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Prospectus, as amended or supplemented as of such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee (the "Form T-1") or (ii) the information contained in or omitted from the Registration Statement or the Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to such Underwriters or the underwriting arrangements furnished in writing to the Company by any Underwriter specifically for use in the Registration Statement and the Prospectus. As of the date hereof, there is no stop order preventing or suspending the use of the Registration Statement and Prospectus.

         c. Each document incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, as amended at the time the Registration Statement become or becomes effective, complied in all material respects, with the Exchange Act, and at the time of filing or as of the time of any subsequent amendment, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were



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made, not misleading; and any additional documents deemed to be incorporated by reference in the Registration Statement or the Prospectus will, if and when such documents are filed with the Commission, or when amended, as appropriate, comply in all material respects to the requirements of the Exchange Act and the 1934 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by an Underwriter expressly for use in the Registration Statement or the Prospectus.

         d. The financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement fairly present the financial condition and results of operations of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified. Such financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in accordance with GAAP the information required to be stated therein. Since the respective dates as of which information is given in the Registration Statement and the preliminary prospectus and except as otherwise described in the Registration Statement and the preliminary prospectus, there has not been any material change in the capital stock (other than issuances of common stock upon the exercise of outstanding employee stock options or pursuant to existing employee compensation plans) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), earnings, business or properties of the Company and its consolidated subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus.

        e. The Company and each subsidiary of the Company which meets the definition of a significant subsidiary as defined in Regulation S-X of the Commission (each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation (except where the failure to be qualified would not have a Material Adverse Effect, as defined below), with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the preliminary prospectus and to enter into and perform its obligations under, or as contemplated under, this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contract Agreement, the Purchase Contracts, the Indenture, the Subordinated Indentures, the Pledge Agreement, the Guarantee Agreement and each other agreement required hereunder and thereunder. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except



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where the failure to be so qualified would not have a Material Adverse Effect
(as defined herein). For purposes of this Agreement, "Material Adverse Effect" shall mean, a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business.

         f. The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the outstanding beneficial interests in the Trust have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained in the Prospectus. Except as otherwise stated in the Registration Statement and the Prospectus, all of the issued and outstanding shares of capital stock of each subsidiary of the Company have been authorized and validly issued, are fully paid and non-assessable and all such shares are owned by the Company, directly or through its subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         g. The Designated Securities have been duly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued, delivered and will be fully paid and nonassessable and will constitute valid and legally binding obligations of the respective Offeror. The Designated Securities will conform in all material respects to the descriptions thereof contained in the Prospectus and issuance of the Designated Securities is not subject to preemptive or other similar rights.

         h. The issue and sale of the Designated Securities, the Common Securities and the Debentures and the compliance by the Offerors with all of the provisions of the Designated Securities, the Purchase Contracts, the Trust Agreement, the Purchase Contract Agreement, the Indenture, this Agreement, any Pricing Agreement, the Common Securities, the Subordinated Debentures, the Guarantee Agreement, the Pledge Agreement and the Remarketing Agreement, the issuance of the Common Stock pursuant to the Purchase Contracts and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any subsidiary or the Trust is a party or by which the Company or any subsidiary or the Trust is bound or to which any of the property or assets of the Company or any subsidiary or the Trust is subject, except for such conflicts, breaches, violations, defaults or liens, charges or encumbrances as would not, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries or on the Trust, nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any Significant Subsidiary or the Trust Agreement, or any applicable law, statute, rule, regulation,

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judgment, order writ or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company, any subsidiary or any of its respective properties or the Trust or any of their respective assets, properties or operations; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Designated Securities or the performance by the Company or the Trust of their respective obligations set forth in this Agreement, the applicable Pricing Agreement, the Remarketing Agreement, the Purchase Contract Agreement, the Purchase Contracts, the Pledge Agreement, the Indenture, the Subordinated Debentures, the Guarantee Agreement, the Trust Agreement and the Trust Securities, except such as have been, or will have been made or obtained prior to the Time of Delivery under federal securities laws or under state or foreign securities laws or Blue Sky laws.

         i. The Trust has been created and is validly existing in good standing as a business trust under the Delaware Business Trust Act (the "Delaware Act") with the power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Pricing Agreement, the Remarketing Agreement, the Preferred Securities, the Common Securities and the Trust Agreement; the Trust is qualified to transact business as a foreign company and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; and the Trust is and will, under current law, be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation.

         j. Each of the Administrative Trustees of the Trust is an employee of the Company and has been authorized by the Company to execute and deliver the Trust Agreement.

         k. The Purchase Contract Agreement has been authorized by the Company and, at the Time of Delivery, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Purchase Contract Agreement by the Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally, or by general equitable principles (whether considered in a proceeding in equity or at law) (the "Bankruptcy Exceptions"), and will conform in all material respects to the description thereof contained in the Prospectus.

        l. The Pledge Agreement has been authorized by the Company and, at the Time of Delivery, when validly executed and delivered by the Company and assuming due authorization, execution and delivery of the Pledge Agreement by the Collateral Agent and the

Purchase Contract Agent, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus.

         m. The Trust Securities have been duly authorized under the Trust Agreement and, when issued and authenticated in accordance with the provisions of the Trust Agreement and delivered against payment therefor as set forth in the Trust Agreement and the Pricing Agreement, will have been duly executed by the Trust, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets in the Trust and will be entitled to the benefits of the Trust Agreement; the issuance of the Trust Securities is not and will not be subject to preemptive or other similar rights; and holders of Trust Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         n. The Trust Agreement has been duly authorized by the Company and, at the Time of Delivery, will have been executed and delivered by the Company and the Trustees and, assuming due authorization, execution and delivery of the Trust Agreement by the Property Trustee and the Delaware Trustee, the Trust Agreement will, at the Time of Delivery, be a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and will conform in all material respects to the description thereof contained in the Prospectus.

         o. The Guarantee Agreement and the Guarantee have been duly authorized by the Company and, at the Time of Delivery, the Guarantee Agreement will have been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, will constitute a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions and will conform in all material respects to the description thereof contained in the Prospectus.

         p. The Indenture has been duly authorized by the Company and, at the Time of Delivery, will have been executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, will constitute a legal, valid and binding agreement of the Company, enforceable in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions and will conform in all material respects to the description thereof contained in the Prospectus.

        q. The Subordinated Debentures have been duly authorized by the Company and, when authenticated by the Subordinated Indenture Trustee in the manner provided for in the Indenture and delivered to the Trust against payment therefor as described in the Prospectus, will have been duly executed and delivered by the Company and will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, will conform in all material respects to the description thereof contained in the Prospectus and will be entitled to the benefits of the Indenture.

         r. The Common Stock, when issued and delivered in accordance with the provisions of the Purchase Contract Agreement and the Pledge Agreement, will be authorized, validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; and the issuance of such Shares will not be subject to preemptive or other similar rights.

         s. Other than as set forth in the Prospectus or in the documents incorporated by reference therein, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or the Trust is a party or of which any property of the Company or any of its subsidiaries or the Trust is the subject which would individually or in the aggregate be reasonably likely to have a Material Adverse Effect on the Company and its subsidiaries, or on the Trust, or which might be reasonably expected to have a material adverse effect on the ability of the Offerors to perform their respective obligations under this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Guarantee Agreement, the Subordinated Debentures, the Indenture or the Trust Agreement or to consummate the transactions contemplated herein or therein; and, to the best of the Company's knowledge, no such proceedings are threatened by governmental authorities or others. The aggregate of all pending legal or governmental proceedings to which the Trust, the Company or any subsidiary of the Company is a party or of which any of their respective properties or operations is the subject which are not described in the Registration Statement and the Prospectus or in the documents incorporated by reference therein, including ordinary routine litigation incidental to their respective businesses, are not expected to result in a Material Adverse Effect on the Company and its subsidiaries or on the Trust.

         t. Except as described in the Prospectus, there is no action, suit or proceeding pending, nor to the knowledge of the Company, is there any action, suit or proceeding threatened, which would be reasonably expected to result in a material adverse change in the financial condition, results of operations or business of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

         u. To the best of the Company's knowledge and belief, the Company has complied in all material respects with each, and the conduct of its business and the conduct of business by its subsidiaries does not violate in any material respect any, statutes, laws, regulations, rules, orders or directives of any federal, state and local government authority applicable to the Company and its subsidiaries.

         v. This Agreement, the Remarketing Agreement and the Pricing Agreement have been authorized, executed and delivered by each of the Offerors.

         w. None of the Trust, the Company or any of the subsidiaries of the Company is, and upon the issuance and sale of the Designated Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

         x. The accountants who certified the financial statements of the Company and its subsidiaries included in or incorporated by reference in the Prospectus are independent public accountants as required by the Act and the 1933 Act Regulations.

         y. Holders of Preferred Securities will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 2. Purchase and Sale. Subject to the terms and conditions set forth in the Prospectus as amended or supplemented, and in reliance upon the representations and warranties herein set forth, the Offerors agree to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Offerors, at the purchase price set forth in Schedule II to the applicable Pricing Agreement, the principal amount or number of shares of the Firm Designated Securities set forth opposite such Underwriter's name in
Schedule I to the applicable Pricing Agreement.

         The Offerors may specify in the Pricing Agreement applicable to any Designated Securities that the Offerors thereby grant to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Designated Securities set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised only by written notice from the Underwriters to the Offerors, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Underwriters but in no event earlier than the First Time of Delivery (as defined in Section 3 hereof) or, unless the Underwriters and the Offerors otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.

        The number of Optional Designated Securities to be added to the number of Firm Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the number of

Optional Designated Securities which each of the Offerors has been advised by the Underwriters have been attributed to such Underwriter, provided that, if each of the Offerors has not been so advised, the number of Optional Designated Securities to be so added shall be, in each case, that proportion of Optional Designated Securities which the number of Firm Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Designated Securities (rounded as the Underwriters may determine to the nearest 100 securities). The total number of Designated Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Designated Securities set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Designated Securities which the Underwriters elect to purchase.

         SECTION 3. Delivery and Payment. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Underwriters may request upon at least forty-eight hours' prior notice to the Company or the Trust, shall be delivered by or on behalf of the Offerors for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company or the Trust in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Underwriters and the Company or the Trust may agree upon in writing. Such time and date for delivery of Firm Designated Securities pursuant to the Pricing Agreement relating thereto is herein called the "First Time of Delivery," such time and date for delivery of Optional Designated Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date is herein called the "Time of Delivery."

         The Underlying Preferred Securities and Treasury Securities underlying the FELINE PRIDES will be pledged with the Collateral Agent to secure the holders' obligations to purchase Common Stock under the Purchase Contracts. Such pledge shall be effected by the transfer to the Collateral Agent of the Underlying Preferred Securities and the Treasury Securities to be pledged at the Time of Delivery and appropriate Second Time of Delivery, if any, in accordance with the Pledge Agreement.

         SECTION 4. Agreements. The Offerors agree with the several Underwriters as follows:

        (a) The Offerors shall prepare the Prospectus as amended and supplemented in relation to the applicable Designated Securities in a form approved by the Underwriters; shall file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b) and shall promptly advise the Underwriters when such filing has been made; shall make no further amendment or any supplement to the Registration Statement or

Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be disapproved by the Underwriters for such Designated Securities promptly after reasonable notice thereof; shall advise the Underwriters promptly of any such amendment or supplement after such Time of Delivery and furnish the Underwriters with copies thereof; shall file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a Prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period, shall advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Designated Securities, of the suspension of the qualification of the Income PRIDES, the Growth PRIDES, the Separate Preferred Securities or the Common Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Designated Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

         (b) The Company will make generally available to its securityholders as soon as practicable, but not later than 18 months after the close of the period covered thereby, an earnings statement of the Company and its subsidiaries (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

         (c) The Company shall furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus is required at any time under the Act or the Exchange Act in connection with the offering or sale of the Designated Securities or the Common Stock. If at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, the Company shall notify the Underwriters and, upon the request of the Underwriters, shall file such document and shall prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

         (d) The Offerors will promptly from time to time take such action as the Underwriters may reasonably request to qualify of the Designated Securities, the Subordinated Debentures, the Guarantees and the Common Stock for offering and sale under the laws of such jurisdictions as the Underwriters may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Designated Securities, the Subordinated Debentures, the Guarantees or the Common Stock and will arrange for the determination of the legality of the Designated Securities, the Subordinated Debentures, the Guarantees or the Common Stock for purchase by institutional investors; provided that in connection therewith neither the Company nor the Trust shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

         (e) During the 90-day period beginning from the date of the Pricing Agreement for such Designated Securities, neither the Company nor the Trust shall for a period of 90 days after the date of the Prospectus, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, or enter into any agreement to sell, any Income PRIDES, Growth PRIDES, Purchase Contracts, Preferred Securities or Common Stock or any securities of the Company or any affiliate of the Company similar to the Income PRIDES, Growth PRIDES, Purchase Contracts, Preferred Securities or Common Stock or any security convertible into or exchangeable or exercisable for Income PRIDES, Growth PRIDES, Purchase Contracts, Preferred Securities or Common Stock or any such similar securities, other than (i) to the Underwriters pursuant to the Underwriting Agreement, (ii) the Subordinated Debentures to be sold to the Trust and the Common Securities to be sold to the Company, (iii) shares of Common Stock or options for shares of Common Stock issued pursuant to or sold in connection with any employee benefit, dividend reinvestment, stock option or stock purchase plan of the Company and its subsidiaries, (iv) any securities issued pursuant to a merger or acquisition and (v) the Growth PRIDES or Income PRIDES to be created or recreated upon substitution of Pledged Securities, or shares of Common Stock issuable upon early settlement of the Income PRIDES or Growth PRIDES.

         (f) The Company, during a period of three years from the Time of Delivery, shall make generally available to the Underwriters copies of all reports and other communications (financial or other) mailed to stockholders, and shall deliver to the Underwriters promptly after they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed.

         (g) The Company will keep available at all times, free of preemptive or other similar rights and liens and adverse claims, sufficient shares of Common Stock to satisfy any obligations to issue Common Stock upon settlement of the Purchase Contracts and shall take all actions necessary to keep effective the Registration Statement with respect to the Common Stock.

         (h) The Offerors covenant and agree with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Trust's and the Company's counsel and accountants in connection with the registration of the Designated Securities, the Indenture, the Guarantees, the Subordinated Debentures, the Purchase Contracts and the Common Stock under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, the Pledge Agreement, the Remarketing Agreement, the Trust Agreement, the Indenture, the Guarantee Agreement and the Purchase Contract Agreement, any Blue Sky or similar investment surveys or memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Designated Securities; (iii) all reasonable expenses in connection with the qualification of the Designated Securities, the Guarantees, the Subordinated Debentures, the Purchase Contracts and the Common Stock for offering and sale under state securities laws as provided in Section 4(d) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Designated Securities, the Subordinated Debentures or the Guarantees;
(v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Designated Securities and the issuance of the Guarantees, the Subordinated Debentures, the Purchase Contracts and the Common Stock; (vi) the cost of preparing the Designated Securities, the Subordinated Debentures, the Purchase Contracts and the Common Stock; (vii) the fees and expenses of any Trustee, Subordinated Indenture Trustee, Delaware Trustee and Guarantee Trustee, and any agent of any trustee and the fees and disbursements of counsel for any trustee in connection with the Trust Agreement, the Indenture, the Guarantees and the Designated Securities; (viii) the fees and expenses of the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Exchange Agent;
(ix) the cost of qualifying the Designated Securities with The Depository Trust Company; (x) all fees and expenses in connection with the listing of the Income PRIDES, the Growth PRIDES and the Separate Preferred Securities on the New York Stock Exchange and the cost of registering the Income PRIDES and the Growth PRIDES under Section 12 of the Exchange Act; and (xi) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Option which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section and
Section 9, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Designated Securities by them, and any advertising expenses connected with any offers they may make.

         (i) The Offerors will use their best efforts to list, subject to notice of issuance, the Income PRIDES and the Growth PRIDES on the New York Stock Exchange and to cause the Income PRIDES and the Growth PRIDES to be registered under the Exchange Act.

         SECTION 5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase and pay for any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Trust and the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the respective Time of Delivery for such Designated Securities, true and correct, the condition that the Trust and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' reasonable satisfaction.

         (b) Jack D. Hunter, Esq., Executive Vice President and General Counsel for the Company, shall have furnished to the Underwriters his written opinion, dated the respective Time of Delivery for such Designated Securities, in form and substance satisfactory to the Underwriters, to the effect that:

             (i) The Company and each Significant Subsidiary has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

             (ii) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to incentive compensation plan, employee benefit plan or dividend reinvestment and stock purchase plan transactions), and the shares of issued and outstanding capital stock of the Company have been authorized and validly issued and are fully paid and non-assessable.

             (iii) The Trust is not required to be qualified and in good standing as a foreign company in Indiana, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect on the Trust; and the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus.

             (iv) The Trust Agreement has been duly authorized, executed and delivered by the Company and the Administrative Trustees and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

             (v) The shares of Common Stock subject to the Purchase Contract Agreement have been validly authorized and, when issued and delivered by the Company in accordance with the provisions of the Purchase Contract Agreement, the Purchase Contracts and the Pledge Agreement, will be fully paid and non-assessable; the issuance of such Common Stock will not be subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

             (vi) The issuance of the Designated Securities is not subject to preemptive or other similar rights arising by law or, to the best of such counsel's knowledge, otherwise.

             (vii) This Agreement, the Remarketing Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Company and the Trust and constitute valid and binding agreements of the Company and the Trust, enforceable against the Company and the Trust in accordance with their respective terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (viii) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (ix) The Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Collateral Agent and the Purchase Contract Agent, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (x) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization execution, and delivery by the Guarantee Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions.

             (xi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Subordinated Debenture Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (xii) The Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Subordinated Debenture Trustee in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (xiii) The entry into the Purchase Contracts underlying the FELINE PRIDES; the offer of the Designated Securities as contemplated herein and in the Prospectus; the issuance and sale of the Common Stock by the Company pursuant to the Purchase Contracts, the execution, delivery and performance of this Agreement, the Pricing Agreement, the Remarketing Agreement, the Purchase Contracts, the Purchase Contract Agreement, the Pledge Agreement, the Trust Agreement, the FELINE PRIDES, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Guarantee Agreement and the Guarantees; the consummation of the transactions contemplated herein, therein and in the Registration Statement; and compliance by the Offerors with their obligations hereunder and thereunder will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any subsidiary of the Company or the Trust pursuant to any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any subsidiary or the Trust is a party or by which the Company, any subsidiary or the Trust is bound or to which any of the property or assets of the Company or any subsidiary or the Trust is subject, (except for such conflicts, breaches, violations, defaults or liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect on the Company and its subsidiaries or on the Trust), nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any Significant Subsidiary or the Trust Agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company, any subsidiary or the Trust or any of their respective assets, properties or operations.

             (xiv) All conditions precedent provided for in the Purchase Contract Agreement relating to the authentication and delivery of the Income PRIDES and Growth PRIDES have been complied with and the Company is duly entitled to the authentication and delivery of the Income PRIDES and Growth PRIDES in accordance with the terms of the Purchase Contract Agreement. The certificates evidencing the Income PRIDES and the Growth PRIDES are in the respective forms contemplated by the Purchase Contract Agreement and comply with all applicable statutory requirements and with the requirements of the NYSE, the certificates evidencing the Preferred Securities and Common Securities are in the respective forms contemplated by the Declaration, and the certificates evidencing the Subordinated Debentures are in the form contemplated by the Indenture.

             (xv) There are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign (including, without limitation, any insurance regulatory agency or body), now pending or threatened, which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which the Company, any of its subsidiaries or the Trust is a party or to which any of their property is subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

             (xvi) To the best of such counsel's knowledge and information, there are no contracts, indentures, mortgages, agreements, notes, leases or other instruments required to be described or referred to or incorporated by reference in the Registration Statement or to be filed as exhibits thereto other than those described or referred to or incorporated by reference therein or filed as exhibits thereto; the descriptions thereof or references thereto are true and correct in all material respects, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

             (xvii) No authorization, approval, consent, order, registration or qualification of or with any federal or Indiana court or any Indiana governmental authority or agency (including, without limitation, any insurance regulatory agency or body) is required for the issuance and sale of the Designated Securities by the Company or the Trust or the performance by the Trust and the Company of their respective obligations in this Agreement, the applicable Pricing Agreement, the Remarketing Agreement, the Purchase Contract Agreement, the Purchase Contracts, the Pledge Agreement, the Indenture, the Subordinated Debentures, the Guarantee Agreement, the Guarantee, the Trust Agreement and the Designated Securities, except such as has been made or obtained prior to the Time of Delivery under the federal securities laws or under state or foreign securities or Blue Sky laws.

         Such counsel shall also furnish you with a letter to the effect that, as counsel to the Company, he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required; it being understood that such counsel may state that he has not independently verified factual statements in the Prospectus (or any such amendment or supplement) and that no comment need be given as to the portion of the Registration Statement which shall constitute the Form T-1.

         (c) Sonnenschein Nath & Rosenthal, special counsel for the Trust and the Company, shall have furnished to the Underwriters their written opinion, dated the respective Time of Delivery for such Designated Securities, in form and substance satisfactory to the Underwriters, to the effect that:

             (i) The Registration Statement is effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement has been issued under the Act or proceedings therefor initiated, or to the best of such counsel's knowledge, have been threatened by the Commission.

             (ii) The Registration Statement, as of its effective date, and the Prospectus and each amendment or supplement thereto, as of their respective issue dates (other than the financial statements and the notes thereto, the financial schedules and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), complied as to form in all material respects with the requirements of the Act, the 1933 Act Regulations, the Trust Indenture Act and the regulations thereunder.

             (iii) The statements in the Prospectus under the captions "The Company," "The Trust," "Use of Proceeds," "Description of the FELINE PRIDES," "Description of the Purchase Contracts," "Certain Provisions of the Purchase Contract Agreement and the Pledge Agreement," "Certain Terms of the Preferred Securities," "Description of the Guarantee," "Certain Terms of the Subordinated Debentures," "Effect of Obligations under the Subordinated Debentures and the Guarantee," "ERISA Considerations," "Lincoln National Corporation," "The Lincoln Trusts," "Description of Senior Debt Securities," "Description of Junior Subordinated Debt Securities," "Description of Preferred Stock and Common Stock," "Description of Preferred Securities," "Description of Guarantees," "Description of Stock Purchase Contracts and Stock Purchase Units," and "Relationship Among the Preferred Securities, the Corresponding Junior Subordinated Debt Securities and the Guarantees," to the extent that they involve matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, have been reviewed by such counsel and are correct in all material respects.

             (iv) Each Purchase Contract underlying the FELINE PRIDES being delivered at the Time of Delivery and at any Second Time of Delivery is a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy Exceptions; provided, however, that based on a review of the Bankruptcy Code and applicable case law, upon the occurrence of a Termination Event (as defined in the Purchase Contract Agreement), Section 365(e)(1) of the Bankruptcy Code (11 U.S.C. Sections 101-1330, as amended) should not substantively limit the provisions of Sections 3.15 and 5.8 of the Purchase Contract Agreement and Section 4.3 of the Pledge Agreement that require termination of the Purchase Contracts and release of the Collateral Agent's security interest in the Underlying Preferred Securities, the Treasury Portfolio or the Treasury Securities; provided, however, that procedural restrictions respecting relief from the automatic stay under Section 362 of the Code may affect the timing of the exercise of such rights and remedies.

             (v) The provisions of the Pledge Agreement are effective to create in favor of the Collateral Agent for the benefit of the Company, a valid and perfected security interest under the Uniform Commercial Code as in effect on the date of such opinion in the State of New York in the Pledged Preferred Securities, Pledged Subordinated Debentures, Applicable Ownership Interests (as specified in clause (A) of the definition thereof in the Pledge Agreement) of the Treasury Portfolio and the Pledged Treasury Securities from time to time credited to the Collateral Account.

             (vi) No authorization, approval, consent, order, registration or qualification of or with any court or federal or New York State governmental authority or agency is required for the entry into the Purchase Contracts underlying the FELINE PRIDES, the issuance and sale of the Designated Securities by the Offerors to the Underwriters, the issuance of the Subordinated Debentures to the Trust, or the issuance and sale of the Common Stock by the Company pursuant to such Purchase Contracts, or the performance by the Company and the Trust of their respective obligations under this Agreement, the Pricing Agreement, the Purchase Contracts, the Remarketing Agreement, the Purchase Contract Agreement, the Pledge Agreement, the Indenture, the Subordinated Debentures, the Guarantee Agreement, the Trust Agreement and the Designated Securities, except such as has been obtained and made under the federal securities laws or such as may be required under state or foreign securities or Blue Sky laws.

             (vii) The issuance and sale of the Income PRIDES and Growth PRIDES in accordance with this Agreement do not contravene the Commodity Exchange Act or the regulations of the Commodity Futures Trading Commission.

             (viii) Neither the Trust nor the Company is, nor upon the issuance and sale of the Designated Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, will be, an "investment company" or an entity "controlled" by an "investment company" required to be registered under the Investment Company Act.

             (ix) The Income PRIDES and Growth PRIDES have been duly authorized, executed and delivered by the Company (assuming due execution by the Purchase Contract Agent as attorney-in-fact of the holders thereof and due authentication by the Purchase Contract Agent), and upon payment therefor as set forth herein, will be duly and validly issued and outstanding, and will constitute valid and binding obligations of the Company entitled to the benefits of the Purchase Contract Agreement and enforceable against the Company in accordance with their respective terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions. The Common Stock and the FELINE PRIDES are each registered under the Exchange Act, and the Income PRIDES and the Growth PRIDES issuable at the Time of Delivery and the Common Stock issuable by the Company pursuant to the Purchase Contracts have been authorized for listing on the New York Stock Exchange, upon official notice of issuance.

             (x) (A) The Common Securities have been duly authorized under the Trust Agreement and upon delivery by the Trust to the Company against payment therefor as set forth in the Trust Agreement, will be duly and validly issued, fully paid and non-assessable beneficial interests in the assets of the Trust; and at each Time of Delivery, all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equitable right. (B) The Preferred Securities have been duly authorized under the Trust Agreement and, when issued and authenticated in accordance with the provisions of the Trust Agreement and delivered against payment therefor as set forth in the Pricing Agreement, will have been duly executed by the Trust, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets in the Trust and will be entitled to the benefits of the Trust Agreement.

             (xi) The issuance of the Designated Securities is not, and issuance of the Common Stock pursuant to the Purchase Contracts will not be, subject to preemptive or other similar rights arising by law (assuming no changes in such law after the date of such opinion) or, to the best of such counsel's knowledge as of the date of such opinion, otherwise.

             (xii) This Agreement, the Remarketing Agreement and the Pricing Agreement have been duly authorized, executed and delivered by each of the Company and the Trust and constitute valid and binding agreements of the Company and the Trust, enforceable against the Company and the Trust in accordance with their respective terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (xiii) The Trust Agreement has been duly authorized, executed and delivered by the Company and the Administrative Trustees and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions; and the Trust Agreement has been duly qualified under the Trust Indenture Act.

             (xiv) The Purchase Contract Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchase Contract Agent, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (xv) The Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Collateral Agent and the Purchase Contract Agent, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (xvi) The Guarantee Agreement has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming due authorization, execution, and delivery by the Guarantee Trustee, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions.

             (xvii) The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and, assuming authorization, execution, and delivery thereof by the Subordinated Debenture Trustee, is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (xviii) The Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Subordinated Debenture Trustee in the manner provided for in the Indenture and delivered against payment therefor by the Trust, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

         Such counsel shall also furnish you with a letter to the effect that, the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company or the Trust prior to the Time of Delivery for the Designated Securities (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; based upon specified participation of such counsel in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company or the Trust prior to the Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need not comment) contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading; it being understood that such counsel may state that such counsel has not independently verified factual statements in the Prospectus (or any such amendment or supplement). Such letter shall also state that each of the documents incorporated by reference in the Registration Statement or the Prospectus at the time they were filed or last amended (other than the financial statements and the notes thereto, the financial schedules, and any other financial data included or incorporated by reference therein, as to which such counsel need express no belief), complied as to form in all material respects with the requirements of the Exchange Act and the 1934 Act Regulations, as applicable; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

         (d) Richards, Layton & Finger, special Delaware Counsel to the Trust and the Company, shall have furnished to the Underwriters, the Company and the Trust their written opinion, dated the respective Time of Delivery, in form and substance satisfactory to you, to the effect that:

             (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

             (ii) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to own property and conduct its business, all as described in the Prospectus.

             (iii) The Trust Agreement constitutes a valid and legally binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees, in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

             (iv) Under the Delaware Business Trust Act and the Trust Agreement, the Trust has the power and authority to (a) execute and deliver the Pricing Agreement (incorporating this Underwriting Agreement) and to perform its obligations under this Underwriting Agreement and the Pricing Agreement, and (b) issue and perform its obligations under the Designated Securities and the Common Securities.

             (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by the Trust of the Pricing Agreement (incorporating this Underwriting Agreement) and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary action on the part of the Trust.

             (vi) The Preferred Securities have been duly authorized by the Trust Agreement and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and nonassessable beneficial interests in the Trust and are entitled to the benefits provided by the Trust Agreement; the holders of the Preferred Securities (whether as part of the FELINE PRIDES or independently), as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that holders of the Preferred Securities may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with, and pay taxes or governmental charges arising from, transfers or exchanges of certificates evidencing the Preferred Securities and the issuance of replacement of such certificates and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and remedies under the Trust Agreement.

             (vii) The Common Securities have been duly authorized by the Trust Agreement and are validly issued and represent beneficial interests in the Trust.

             (viii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Preferred Securities and the Common Securities is not subject to preemptive rights.

             (ix) The issuance and sale by the Trust of the Preferred Securities and the Common Securities, the execution and delivery of the Pricing Agreement (incorporating this Underwriting Agreement) and performance by the Trust of this Underwriting Agreement and the Pricing Agreement, the consummation by the Trust of the transactions contemplated thereby and compliance by the Trust with its obligations thereunder will not violate (a) any of the provisions of the Certificate of Trust of the Trust or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation.

             (x) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Designated Securities and the Common Securities. In rendering the opinion expressed in this paragraph (x), such counsel need express no opinion concerning the securities laws of the State of Delaware.

             (xi) Assuming that the Trust derives no income from or connected with services provided within the State of Delaware and has no assets, activities (other than maintaining the Delaware Trustee and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in the Trust, and the Trust will not be liable for any income tax imposed by the State of Delaware.

         (e) Pepper Hamilton LLP, counsel to The First National Bank of Chicago, as Property Trustee under the Trust Agreement and Guarantee Trustee under the Guarantee Agreement, and to First Chicago Delaware Inc., as Delaware Trustee, shall have furnished to the Underwriters their written opinion, dated the respective Time of Delivery for such Designated Securities, in form and substance satisfactory to the Underwriters, to the effect that:

             (i) The Property Trustee is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with all necessary corporate power and authority to execute, deliver, and to carry out and perform its obligations under the terms of, the Trust Agreement and the Guarantee Agreement.

             (ii) The Delaware Trustee is a Delaware corporation, duly organized, validly existing and in good standing, with full corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Trust Agreement.

             (iii) The execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of the Trust Agreement, and the execution, delivery and performance by Guarantee Trustee of the Guarantee Agreement, have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Delaware Trustee, respectively, in the case of the Trust Agreement, and by the Guarantee Trustee, in the case of the Guarantee Agreement. The Trust Agreement and the

         Guarantee Agreement have been duly executed and delivered by the Property Trustee and the Delaware Trustee, respectively, in the case of the Trust Agreement, and by the Guarantee Trustee, in the case of the Guarantee Agreement, and constitute the legal, valid and binding obligation of the Property Trustee and the Delaware Trustee, in the case of the Trust Agreement, and of the Guarantee Trustee, in the case of the Guarantee Agreement, enforceable against the Property Trustee and the Delaware Trustee in the case of the Trust Agreement, and against the Guarantee Trustee, in the case of the Guarantee Agreement, in accordance with their terms except to the extent enforcement thereof may be limited by the Bankruptcy Exceptions.

             (iv) The execution, delivery and performance by each of the Property Trustee and the Delaware Trustee of the Trust Agreement, and the execution, delivery and performance by the Guarantee Trustee of the Guarantee Agreement, do not conflict with, or constitute a breach of, the Property Trustee's, the Delaware Trustee's or the Guarantee Trustee's respective charter or bylaws.

             (v) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Trust Agreement and the Guarantee Agreement.

         (f) The Law Department of The First National Bank of Chicago, as Purchase Contract Agent, shall have furnished to the Underwriters its written opinion, in form and substance satisfactory to the Underwriters, to the effect that:

             (i) The First National Bank of Chicago is duly incorporated and is validly existing as a banking corporation with trust powers under the laws of the United States with all necessary power and authority to execute, deliver and perform its obligations under the Purchase Contract Agreement and the Pledge Agreement.

             (ii) The execution, delivery and performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement, and the authentication and delivery of the Securities have been duly authorized by all necessary corporate action on the part of the Purchase Contract Agent. The Purchase Contract Agreement and the Pledge Agreement have been duly executed and delivered by the Purchase Contract Agent, and constitute the legal, valid and binding obligations of the Purchase Contract Agent, enforceable against the Purchase Contract Agent in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

             (iii) The execution, delivery and performance of the Purchase Contract Agreement and the Pledge Agreement by the Purchase Contract Agent does not conflict with or constitute a breach of the charter or by-laws of the Purchase Contract Agent.

             (iv) No consent, approval or authorization of, or registration with or notice to, any Illinois or federal governmental authority or agency is required for the execution, delivery or performance by the Purchase Contract Agent of the Purchase Contract Agreement and the Pledge Agreement.

         (g) Sonnenschein Nath & Rosenthal, tax counsel to the Offerors, shall have furnished to the Underwriters their written opinion, generally to the effect that based upon current law and the assumptions stated or referred to therein, under current U.S. federal income tax law:

             (i) the Trust will be classified as a grantor trust and not as an association taxable as a corporation;

             (ii) the Subordinated Debentures will be classified as indebtedness of the Company and

             (iii) the discussion in the Prospectus under the caption "Certain Federal Income Tax Consequences" is a fair and accurate summary of the matters addressed therein, based upon current law and the assumptions stated or referred to therein.

         (h) LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, shall have furnished their written opinion, in form and substance satisfactory to the Underwriters, with respect to the issuance and sale of the Designated Securities, and such other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In giving its opinion, such counsel may rely as to certain matters of Indiana law upon the opinion of Jack D. Hunter, counsel for the Offerors, which shall be delivered in accordance with Section 5(b) hereof and, as to certain matters of Delaware law, upon the opinion of Richards, Layton & Finger, PA, special Delaware counsel for the Offerors, which shall be delivered in accordance with Section 5(d) hereof.

         (i) Between the date of this Agreement and prior to the Time of Delivery, no material adverse change shall have occurred in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its subsidiaries, considered as one enterprise, whether or not in the ordinary course of business.

         (j) At the First Time of Delivery, the Underwriters shall have received a certificate of the President or a Vice-President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, and a certificate of an Administrative Trustee of the Trust, in each case dated as of the Time of Delivery, to the effect that (i) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or of the Company and its subsidiaries considered as one enterprise, whether or not in the ordinary course of business, (ii) the representations and warranties in Section 1 hereof are true and correct as though expressly made at and as of such Time of Delivery, (iii) the Company and the Trust have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to such Time of Delivery, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

         (k) At the time of the execution of this Agreement, the Underwriters shall have received from Ernst & Young LLP, a letter dated such date in form and substance satisfactory to the Underwriters to the effect set forth in Annex II.

         (l) At the First Time of Delivery, the Underwriters shall have received from Ernst & Young LLP, a letter, dated as of the Time of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the specified date referred to shall be a date not more than five days prior to the Time of Delivery.

         (m) At the First Time of Delivery, (i) there shall not have occurred any decrease in the rating assigned to the Designated Securities or any other securities of the Company or of the financial condition of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review its rating of the Designated Securities or any other securities of the Company.

         (n) At the First Time of Delivery, the Income PRIDES, the Growth PRIDES and the Common Stock shall have duly listed, subject to notice of issuance, on the New York Stock Exchange.

         (o) In the event that the Underwriters exercise the options provided in
Section 2(b) hereof to purchase all or any portion of the Optional Designated Securities, the representations and warranties of the Offerors contained herein and the statements in any certificates furnished by the Offerors hereunder shall be true and correct as of, and as if made on, each such Time of Delivery, and at the relevant Time of Delivery, the Underwriters shall have received:

             (i) A certificate, dated such Second Time of Delivery, of the President or a Vice-President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and a certificate of an Administrative Trustee of the Trust confirming that the certificate delivered at the Time of Delivery pursuant to Section 5(j) hereof is true and correct as of, and as if made on, such Second Time of Delivery.

             (ii) The favorable opinion of Jack D. Hunter, Esq., Executive Vice President and General Counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Optional Designated Securities and otherwise to the same effect as the opinion required by Section 5(b) hereof.

             (iii) The favorable opinion of Sonnenschein Nath & Rosenthal, special counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Optional Designated Securities and otherwise to the same effect as the opinion required by Sections 5(c) hereof.

             (iv) The favorable opinion of Richards, Layton & Finger, PA, special Delaware counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Optional Designated Securities and otherwise to the same effect as the opinion required by Section 5(d) hereof.

             (v) The favorable opinion of Pepper Hamilton LLP, counsel to The First National Bank of Chicago and First Chicago Delaware Inc. in form and substance satisfactory to counsel for the Underwriter, dated such Time of Delivery, relating to the Optional Designated Securities and otherwise to the same effect as the opinion required by Section 5(e) hereof.

             (vi) The favorable opinion of the Law Department of The First National Bank of Chicago, as Purchase Contract Agent, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery, relating to the Optional Designated Securities and otherwise to the same effect as the opinion required by Section 5(f) hereof.

             (vii) The favorable opinion of Sonnenschein Nath & Rosenthal, tax counsel for the Offerors, in form and substance satisfactory to counsel for the Underwriters, dated such Time of Delivery relating to the Optional Designated Securities and otherwise to the same effect as the opinion required by Section 5(g) hereof.

             (viii) The favorable opinion of LeBoeuf, Lamb, Greene & MacRae, L.L.P., counsel for the Underwriters, dated such Time of Delivery, relating to the Optional Designated Securities and otherwise to the same effect as the opinion required by Section 5(h) hereof.

             (ix) A letter from Ernst & Young LLP in form and substance satisfactory to the Underwriters and dated such Time of Delivery, substantially the same in form and substance as the letter furnished to the Underwriters pursuant to Section 5(k) hereof, except that the "specified date" in the letter furnished pursuant to this Section shall be a date not more than five days prior to such Time of Delivery.

             (x) Furthermore, at such Time of Delivery, (i) there shall not have occurred any decrease in the rating assigned to the Designated Securities or any other securities of the Company or of the financial condition of the Company by any "nationally recognized statistical rating organization," as defined for purposes of Rule 436(g)(2) under the 1933 Act Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review its rating of the Designated Securities or any other securities of the Company or of the financial condition of the Company.

         If any condition specified in this Section 5 shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Optional Designated Securities at a Time of Delivery which is after the First Time of Delivery, the obligations of the Underwriters to purchase the relevant Optional Securities may be terminated by the Underwriters by notice to the Company at any time at or prior to the First Time of Delivery, or such subsequent Time of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

         SECTION 6.   Indemnification and Contribution.

         (a) The Trust and the Company will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Trust nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company by any Underwriter of Designated Securities through the Underwriters expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities and; provided, further, that neither the Trust nor the Company shall be liable to any Underwriter under the indemnity agreement in this subsection
(a) with respect to any loss, claim, damage or liability resulting from an untrue or alleged untrue statement or omission or alleged omission of a material fact in a preliminary prospectus to the extent that a court of competent jurisdiction has found by final and nonappealable order that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), if such Underwriter failed to make efforts generally consistent with the then prevailing industry practice to effect such delivery and (i) such delivery to such person is required by Section 5 of the Act, (ii) the Trust or the Company has furnished copies of such Prospectus as amended or supplemented to such Underwriter a reasonable period of time prior to the Underwriter being required so to deliver such Prospectus as amended or supplemented and (iii) such Prospectus as amended or supplemented corrected the untrue or alleged untrue statement or omission or alleged omission of material fact contained in the preliminary prospectus.

         (b) Each Underwriter will indemnify and hold harmless the Trust and the Company against any losses, claims, damages or liabilities to which the Trust or the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Designated Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through the Underwriters expressly for use therein; and will reimburse the Trust or the Company for any legal or other expenses reasonably incurred by the Trust or the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party shall have the right to retain its own counsel, with reasonable fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding (it being understood that in no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to one local counsel in each applicable jurisdiction) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Trust and the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Trust less the total underwriting compensation paid by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Trust, the Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation (even if the Underwriters were treated as one entity for such purpose) which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

         (e) The obligations of the Trust and the Company under this Section 6 shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, to each administrative trustee of the Trust and to each person, if any, who controls the Trust or the Company within the meaning of the Act.

         SECTION 7.   Default by an Underwriter.

         (a) If any Underwriter shall default in its obligation to purchase the Firm Designated Securities or the Optional Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Underwriters may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any

Underwriter the Underwriters do not arrange for the purchase of such Firm Designated Securities or such Optional Designated Securities, as the case may be, then the Trust and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Underwriters notify the Trust and the Company that they have so arranged for the purchase of such Designated Securities, or the Trust and the Company notify the Underwriters that they have so arranged for the purchase of such Designated Securities, the Underwriters or the Trust and the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Trust and the Company agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Underwriters and the Trust and the Company as provided in subsection (a) above, the aggregate number of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, then the Trust and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Designated Securities or Optional Designated Securities, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Designated Securities or Optional Designated Securities, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters by the Trust and the Company as provided in subsection (a) above, the aggregate number of Firm Designated Securities or Optional Designated Securities, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Designated Securities or Optional Designated Securities, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Trust and the Company shall not exercise the right described in subsection (b) above to require non-defaulting

Underwriters to purchase Firm Designated Securities or Optional Designated Securities, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Designated Securities or Optional Designated Securities, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Trust or the Company, except for the expenses to be borne by the Trust, the Company and the Underwriters as provided in Section 4 hereof and the indemnity and contribution agreements in Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         SECTION 8. Representations and Indemnities to Survive. The respective indemnities, agreements, representations, warranties and other statements of the Trust, the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Trust, the Company, or any officer or director or controlling person of the Trust or the Company, and shall survive delivery of and payment for the Designated Securities.

         SECTION 9. Termination. (a) If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 7 hereof, neither the Trust nor the Company shall then be under any liability to any Underwriter with respect to the Firm Designated Securities or Optional Designated Securities covered by such Pricing Agreement except as provided in Section 4 and Section 6 hereof; but, if for any other reason, Designated Securities are not delivered by or on behalf of the Trust or the Company as provided herein, the Trust and the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Underwriters, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Trust and the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 4 and Section 6 hereof.

         (b) This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Designated Securities, if prior to such time (i) trading in the Company's Common Stock or any preferred stock or Preferred Securities shall have been suspended or materially limited by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a general moratorium on commercial banking activities shall have been declared either by Federal or New York State authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or the declaration by the United States of a national emergency or war that, in the judgment of the Underwriters, makes it impracticable or inadvisable to market the Designated Securities in the manner contemplated.

         SECTION 10. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the addresses of the Underwriters as set forth in the Pricing Agreement; and if to the Trust or the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Trust or the Company set forth in the Registration Statement:
Attention: Corporate Secretary, with a copy to Lincoln National Corporation, 200 East Berry Street, Fort Wayne, Indiana 46802-2706. Attention: Office of the Treasurer, Facsimile Transmission No. (219) 455-6265; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Trust and the Company by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         SECTION 11. Parties. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Trust and the Company and, to the extent provided in Section 4 and Section 8 hereof, the officers and directors of the Trust or the Company and each person who controls the Trust, the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Designated Securities from any Underwriter shall be deemed a successor or assignee by reason merely of such purchase.

         SECTION 12. GOVERNING LAW. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. Miscellaneous. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, this agreement shall constitute a binding agreement between each of the Underwriters, the Trust and the Company. It is understood that your acceptance of this agreement is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Underwriters as to the authority of the signers thereof.

                                 Very truly yours,

                                 LINCOLN NATIONAL CORPORATION


                                 By: /s/ John L. Steinkamp
                                    ---------------------------------
                                       Name: John L. Steinkamp
                                       Title: Vice President

                                 LINCOLN NATIONAL CAPITAL IV

                                 By:  Lincoln National Corporation, as Depositor


                                 By: /s/ Janet C. Chrzan
                                    ---------------------------------
                                       Name: Janet C. Chrzan
                                       Title: Administrative Trustee

Accepted as of the date hereof:
Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: /s/ John P. Tullsen Jr.
   --------------------------------
      Name: John P. Tullsen Jr.
      Title: Vice President

BT Alex. Brown Incorporated

By: /s/ Thomas W. Johnson
   --------------------------------
      Name: Thomas W. Johnson
      Title: Managing Director

CIBC Oppenheimer Corp.

By: /s/ Rhonda B. Rosen
   --------------------------------
      Name: Rhonda B. Rosen
      Title: Managing Director

                                                                      ANNEX I
                                PRICING AGREEMENT


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
BT ALEX. BROWN INCORPORATED
CIBC OPPENHEIMER CORP.

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Merrill Lynch World Headquarters
World Financial Center - North Tower
250 Vesey Street
New York, NY  10281-1209

Dear Sirs:

         Lincoln National Capital IV, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Lincoln National Corporation, an Indiana corporation (the "Company"), propose, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated August 10, 1998 (the "Underwriting Agreement"), between the Company and the Trust on the one hand and the Underwriters named in Schedule I to the Underwriting Agreement, on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in
Schedule II hereto (the "Designated Securities" consisting of Firm Designated Securities and any Optional Designated Securities the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in
Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement.

         Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Underwriters of the Designated Securities and their addresses are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company and the Trust agree to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Trust, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Designated Securities, as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust at the purchase price to the Underwriters set out in Schedule II hereto that portion of the number of Optional Designated Securities as to which such election shall have been exercised.

         The Company and the Trust hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Designated Securities. Any such election to purchase Optional Designated Securities may be exercised by written notice from the Underwriters to the Trust and the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Designated Securities to be purchased and the date on which such Optional Designated Securities are to be delivered, as determined by the Underwriters, but in no event earlier than the First Time of Delivery or, unless the Underwriters, the Company and the Trust otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Trust and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Underwriters as to the authority of the signers thereof.

                           Very truly yours,

                           LINCOLN NATIONAL CORPORATION

                           By:___________________________________
                                 Name:
                                 Title:

                           LINCOLN NATIONAL CAPITAL IV

                           By:  Lincoln National Corporation, as Depositor

                           By:_________________________________
                                 Name:
                                 Title:

Accepted as of the date hereof:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By: ___________________________
      Name:
      Title:

BT Alex. Brown Incorporated

By: ___________________________
      Name:
      Title:

CIBC Oppenheimer Corp.

By:

      Name:
      Title:

                                                    SCHEDULE I



                                                                                                     Number of Firm
                                                                                                        Separate
                                                    Number of Firm           Number of Firm            Preferred
                                                    Income PRIDES             Growth PRIDES            Securities
                 Underwriters                      to be Purchased           to be Purchased        to be Purchased
                 ------------                      ---------------           ---------------        ---------------
Merrill Lynch, Pierce Fenner & Smith
   Incorporated...............................
BT Alex. Brown Incorporated...................
CIBC Oppenheimer Corp.........................
                                                        ---------                ---------              ---------
   Total......................................
                                                        =========                =========              =========


                                                                                 Maximum
                                                                                Number of
                                                                                Optional
                                                                              Income PRIDES
                 Underwriters                                                to be Purchased
                 ------------                                                ---------------
Merrill Lynch, Pierce Fenner & Smith
   Incorporated...............................
BT Alex. Brown Incorporated...................
CIBC Oppenheimer Corp.........................
                                                                                 ---------
   Total......................................
                                                                                 =========


                                 SCHEDULE II

Offerors:
     Lincoln National Corporation
     Lincoln National Capital IV

Title of Designated Securities:
     FELINE PRIDES, consisting of Income PRIDES and Growth PRIDES, Stated
          Amount $__ per Security
     ____% Preferred Securities, Series D

Aggregate Principal Amount:

Aggregate principal amount of Firm Designated Securities:
     __________ Income PRIDES with an aggregate Stated Amount of $_____________;
     __________ Growth PRIDES with an aggregate Stated Amount of $_____________;
     __________ Separate Preferred Securities with an aggregate liquidation value of $__________.

Maximum aggregate principal amount of Optional Designated Securities:
     _____________________________________

Price to Public:
     $______ per Income PRIDES
     $______ per Growth PRIDES
     $______ per Preferred Security

Underwriters' Compensation:
     $______ per Income PRIDES (Gross Spread)
     $______ per Growth PRIDES (Gross Spread)
     $______ per Preferred Security (Gross Spread)

Purchase Price by Underwriters (reflecting Underwriters' Compensation):
     $______ per Income PRIDES
     $______ per Growth PRIDES
     $______ per Preferred Security

Specified Funds for Payment of Purchase Price:
     New York Clearing House same-day funds

Accountants' Letter to Be Delivered on Date of Pricing Agreement:
     Yes.

PURCHASE CONTRACT AGREEMENT:
     Purchase Contract Agreement dated as of August __, 1998, between the Purchase Contract Agent and the Company

TRUST AGREEMENT:
     Amended and Restated Trust Agreement dated as of August __, 1998, between the Company and the Trustees named therein

INDENTURE:
     Junior Subordinated Indenture dated as of May 1, 1996, between the Company and The First National Bank of Chicago as Subordinated Debenture Trustee (the "Indenture"), as supplemented by the First Supplemental Indenture dated as of August __, 1998

GUARATEE:
     Guarantee Agreement, dated as of August __, 1998, between the Company and Guarantee Trustee with respect to the Preferred Securities

PLEDGE AGREEMENT:
     Pledge Agreement dated as of August __, 1998 between The Chase Manhattan Bank, as Collateral Agent, and the Company with respect to Underlying Preferred Securities and the Treasury Securities underlying the Growth PRIDES

REMARKETING DATE FOR PREFERRED SECURITIES:
     August __, 2001

MATURITY:
     Purchase Contracts underlying Income PRIDES and Growth PRIDES: August __, 2001

     Underlying Preferred Securities comprising part of the Income PRIDES:
     August __, 2003
     Treasury Securities comprising part of the Growth PRIDES:
     August __, 2001
     Subordinated Debentures underlying Preferred Securities:
     August __, 2003

INTEREST/DISTRIBUTION RATE:
     Income PRIDES: ____% per annum (____% Disribution from Preferred Security and ____% Contract Adjustment Payments)

     Growth PRIDES: ____% per annum - Contact Adjustment Payments

     Preferred Securities: ____% per annum - Distributions

INTEREST PAYMENT DATES:
     February 16, May 16, August 16 and November 16, commencing November 16,
     1998

INTEREST DEFERRAL:
     Not to exceed August __, 2003 (maturity date for Subordinated Debentures)

REDEMPTION PROVISIONS:
     The redemption provisions set forth in Section 4.2 of the Trust Agreement shall apply to the Preferred Securities and the underlying Subordinated Debentures and the Common Securities.

SINKING FUND PROVISIONS:
     No sinking fund provisions.

FIRST TIME OF DELIVERY:
     9:00 a.m., New York City time, August __, 1998

OVER-ALLOTMENT OPTION:
     Exercisable for 30 days, for ______________ Income PRIDES

CLOSING LOCATION:
     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
     125 West 55th Street
     New York, New York  10019-5389

NAMES AND ADDRESSES OF UNDERWRITERS:
     Merrill Lynch, Pierce Fenner & Smith Incorporated
     World Financial Center - North Tower
     250 Vesey Street
     New York, NY  10281
     Attention:  Robin Mass, Esq.
     Facsimile:  (212) 449-5828

     BT Alex.  Brown Incorporated
     One South Street
     Baltimore, MD  21202
     Attention:  Barry Ritholz, Esq.
     Facsimile:  (410) 895-3619

     CIBC Oppenheimer Corp.
     One World Financial Center
     200 Liberty Street - 38th Floor
     New York, NY  10281
     Attention:  Rhonda B. Rosen
     Facsimile:  (212) 667-8148




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
                                                                  ANNEX II

                               Accountants' Letter

                  Pursuant to Section 5(j) of the Underwriting Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

                           (i) they are independent certified public accountants
                  with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                           (ii) in their opinion, the financial statements and
                  any supplementary financial information and schedules (and, if applicable, prospective financial statements and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if reasonably requested by the Representatives (as defined below), they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                           (iii) they have made a review in accordance with
                  standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon, copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
                  (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (iv) the unaudited selected financial information
                  with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus or incorporated by reference from Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year, agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for the five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                           (v) on the basis of limited procedures, not
                  constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus (if any) do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder, or any material modifications should be made for them to be in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights or pursuant to existing benefit plans and upon conversions of convertible securities which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated short-term borrowings or long-term debt of the Company and its subsidiaries or any other items specified by the Representatives, or any decreases in total investments, total assets, consolidated common shareholders' equity of the Company and its consolidated subsidiaries or any other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                  (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E), there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (vi) in addition to the examination referred to in
                  their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (v) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the

                  Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in the Company's Annual Report on Form 10-K for the most recent fiscal year and in the Company's quarterly reports on Form 10-Q incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                  All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement, if so delivered, for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.